EXHIBIT 10.35

Execution Version
PLEDGE AND SECURITY AGREEMENT
THIS PLEDGE AND SECURITY AGREEMENT dated as of December 29, 2021 (this “Agreement”), is by and between FIRST FINANCIAL BANCORP., a corporation organized under the laws of the State of Ohio (the “Pledgor”) and STIFEL BANK & TRUST (the “Lender”).
W I T N E S S E T H:
WHEREAS, the Lender has extended an uncommitted credit facility to the Pledgor pursuant to that certain Credit Agreement between the Lender and the Pledgor of even date herewith (the “Credit Agreement”), and all capitalized terms used but not otherwise defined in this Agreement shall have the same meaning as set out in the Credit Agreement; and
WHEREAS, pursuant to the Credit Agreement, the Lender is willing to extend such loan and credit facilities to the Pledgor only upon the Pledgor executing this Agreement for the purpose of securing all Obligations (as hereinafter defined) of the Pledgor to the Lender.
NOW THEREFORE, in consideration of the premises and the covenants and agreements contained herein, and to enable the Pledgor to obtain loans and other extensions of credit from the Lender and to induce the Lender to enter into transactions with the Pledgor, the Pledgor agrees as follows:
1.Pledge. As collateral security for the payment and performance in full of the Obligations, the Pledgor hereby pledges, hypothecates, assigns, transfers, sets over and delivers unto the Lender, and hereby grants to the Lender a first lien security interest in, the collateral described in Schedule A, together with the proceeds thereof and all cash, additional securities or other property at any time and from time to time receivable or otherwise distributable in respect of, in exchange for, or in substitution for any and all such pledged securities (all such pledged securities, the proceeds thereof, cash, dividends, additional securities and other property now or hereafter pledged hereunder are hereinafter collectively called the “Pledged Securities”);
TO HAVE AND TO HOLD the Pledged Securities, together with all rights, titles, interests, powers, privileges and preferences pertaining or incidental thereto, unto the Lender, its successors and assigns; subject, however, to the terms, covenants and conditions hereinafter set forth. Pledgee agrees to hold the Pledged Securities to secure the payment of the Obligations and shall not encumber or otherwise dispose of such Pledged Securities except in accordance with the terms and provisions of this Agreement.
Upon delivery to the Lender, the Pledged Securities shall be accompanied by executed stock powers in blank and by such other instruments or documents as the Lender or its counsel may reasonably request. Each delivery of certificates for such Pledged Securities shall be accompanied by a schedule showing the number of shares and the numbers of the certificates theretofore and then pledged hereunder, which schedule shall be attached hereto as Schedule A and made a part hereof. Each schedule so delivered shall supersede any prior schedule so delivered.
2.Obligations Secured. This Agreement is made, and the security interest created hereby is granted to the Lender, to secure full payment and performance of that certain Forty Million Dollar ($40,000,000.00) uncommitted revolving credit facility governed by the Credit Agreement, and all other indebtedness or obligations of the Pledgor under or evidenced by the Note, the Credit Agreement and the other Loan Documents, as each of them may be amended from time to time and (b) all indebtedness, liabilities, obligations, covenants and duties of the Pledgor to the Lender, of every kind, nature and description arising under or in respect of any Lender Product (hereinafter defined) (including arising under or in respect of any guaranty thereof), whether direct or indirect,

USA.604571285.5/HRB

absolute or contingent, due or not due, contractual or tortious, liquidated or unliquidated, in each case now existing or hereafter arising (all of the foregoing, collectively, the “Obligations”). As used herein, “Lender Products” means any of the following that the Lender provides, to or enters into with the Pledgor: (i) any deposit, lockbox, Cash Management Services (hereinafter defined), or other cash management agreement, (ii) any Interest Rate Swap, (iii) any credit cards, purchase cards and/or debit cards, and (iv) any other product, service or agreement pursuant to which the Pledgor is indebted to the Lender. As used herein, “Cash Management Services” means any services provided from time to time by the Lender to the Pledgor in connection with the operating, collections, payroll, trust or other depository or disbursement accounts, including automated clearinghouse, e-payable, electronic funds transfer, wire transfer, controlled disbursement, overdraft, depository, information reporting, lockbox and stop payment services
3.Representations and Warranties. The Pledgor hereby represents and warrants to the Lender (a) that the Pledgor is the legal and equitable owner of the Pledged Securities, that the Pledgor has the complete and unconditional authority to pledge the Pledged Securities being pledged by it, and holds the same free and clear of all liens, charges, encumbrances and security interests of every kind and nature except Liens permitted pursuant to Section 6.11 of the Credit Agreement (“Permitted Liens”); (b) that no consent or approval of any governmental body or regulatory authority, or of any other party, which was or is necessary to the validity of this pledge, has not been obtained and is not in full force and effect; and (c) that the Pledged Securities represent one hundred percent (100%) of the issued and outstanding Capital Stock of First Financial Bank and any other Subsidiary Banks (collectively, the “Banks”). The Pledgor further represents and warrants that no part of the Obligations will be used to purchase or carry any “margin stock”, as defined in Regulation U of the Board of Governors of the Federal Reserve System, 12 CFR § 221.1 et seq.
4.Covenants. The Pledgor hereby further covenants and agrees with the Lender as follows, until all Obligations have been fully paid and performed (or unless specifically waived by the Lender in writing):
(a)No Disposition, Etc. The Pledgor shall not sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, any of the Pledged Securities, nor will it create, incur or permit to exist any pledge, lien, mortgage, hypothecation, security interest, charge, option or any other encumbrance with respect to any of the Pledged Securities, or any interest therein, or any proceeds thereof, except for the lien and security interest provided for by this Agreement and Permitted Liens.
(b)Share Adjustments. All new, substitute, and additional shares, or other securities, issued by reason of any share dividend, reclassification, recapitalization, adjustment or other change declared or made in the capital structure of any of the Banks (subject to obtaining the Pledgor’s prior written consent thereto to the extent required by the Loan Documents), which are issued in respect of the Pledged Securities, shall be delivered to and held by the Pledgor under the terms of this Agreement in the same manner as the Pledged Securities originally pledged hereunder.
(c)Warrants and Rights. In the event that subscription warrants or any other rights or options shall be issued in connection with any of the Pledged Securities (subject to obtaining the Pledgor’s prior written consent thereto to the extent required by the Loan Documents), such warrants, rights, and options shall be immediately assigned to the Pledgor to be held under the terms of this Agreement in the same manner as the Pledged Securities originally pledged hereunder.
(d)No Dilution. The Pledgor shall not consent to, approve, or permit to occur any change in the capital structure of any of the Banks which would result in

USA.604571285.5/HRB

any dilution of the percentage of stock ownership represented by the Pledged Securities as determined immediately prior to the acquisition of the Pledged Securities by the Pledgor.
5.Registration in Nominee Name; Denominations. The Lender shall have the right (in its sole and absolute discretion) to hold the certificates representing the Pledged Securities in its own name or in the name of the Pledgor, endorsed or assigned in blank or in favor of the Lender. Following the occurrence of an Event of Default, upon Lender’s request and delivery of certificates representing the Pledged Securities to the issuer of the Pledged Securities, the Lender may have such Pledged Securities registered in the name of the Lender or any nominee or nominees of the Lender. The Lender shall at all times have the right to exchange the certificates representing Pledged Securities for certificates of smaller or larger denominations for any purpose consistent with this Agreement.
6.Dividends. Notwithstanding anything in this Agreement to the contrary, so long as an Event of Default is not then in existence, all cash dividends paid in respect of the Pledged Securities, if any (subject to obtaining the Lender’s prior written consent thereto, if required by the Loan Documents), shall be the property of the Pledgor. If any Event of Default has occurred and is continuing, then, at the Lender’s election (and upon notice to the Pledgor), all such cash dividends shall thereafter be paid to the Lender and applied in reduction of the Obligations, in such order of priority as the Lender shall determine in its sole discretion.
7.Voting Rights.
(a)Provided that no Event of Default shall have occurred and be continuing:
(i)the Pledgor shall be entitled to exercise or refrain from exercising the voting rights attributable to the Pledged Securities or any part thereof for any purpose not in violation of the terms and conditions of this Agreement and the other Loan Documents, and
(e)the Lender will execute and deliver any proxies or other instruments reasonably requested by the Pledgor for the purpose of enabling the Pledgor to exercise the voting rights that it is entitled to exercise pursuant to subparagraph 7(a)(1).
(b)Upon the occurrence and during the continuance of an Event of Default, at the election of the Lender (and upon notice to the Pledgor), all rights of the Pledgor to exercise or refrain from exercising the voting rights attributable to the Pledged Securities or any part thereof pursuant to subparagraph 7(a)(1) or otherwise shall cease, and the Lender and its successors and assigns shall have the sole right to exercise or refrain from exercising such rights after obtaining all necessary regulatory approvals. In furtherance of the foregoing, the Pledgor hereby makes, constitutes and appoints the Lender and its officers as the proxies and attorneys-in-fact of and for the Pledgor, with full power to exercise or to refrain from exercising any and all voting rights attributable to the Pledged Securities upon the occurrence and during the continuance of any such Event of Default. The foregoing appointment and power, being coupled with an interest, are irrevocable until the Obligations have been fully and irreversibly satisfied.
8.Remedies Upon Default.
(a)Upon the occurrence and during the continuance of an Event of Default, the Lender shall have all of the rights, powers, privileges, options and remedies of a secured party under the Uniform Commercial Code as in effect in the State of Missouri, and without limiting the foregoing, the Lender may (1) collect any

USA.604571285.5/HRB

and all amounts payable in respect of the Pledged Securities and exercise any and all rights, powers, privileges, options and remedies of the holder and owner thereof, and (2) sell, transfer or negotiate the Pledged Securities, or any part thereof, at public or private sale, for cash, upon credit or for future delivery as the Lender shall deem appropriate, including without limitation, at the Lender’s option, the purchase of all or any part of the Pledged Securities at any public sale by the Lender. The Pledgor agrees that, to the extent notice of sale shall be required by law, at least ten (10) days' notice to the Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. Upon consummation of any sale, the Lender shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Pledged Securities so sold. Each such purchaser at any such sale shall hold the property sold absolutely, free from any claim or right on the part of the Pledgor, and the Pledgor hereby waives (to the extent permitted by law) all rights of redemption, stay or appraisal that the Pledgor now has or may at any time in the future have under any rule of law or statute now existing or hereinafter enacted. Except as otherwise expressly set forth above, the Pledgor hereby expressly waives notice to redeem and notice of the time, place and manner of such sale.
(b)The Pledgor recognizes that, by reason of certain prohibitions contained in the Securities Act of 1933, as amended (the “Securities Act”), applicable state securities laws, and other applicable laws, rules and regulations (including without limitation the rules and regulations of any Bank Regulatory Authority), the Lender may be compelled, with respect to any sale of all or any part of the Pledged Securities, to limit purchasers to those who agree, among other things, to acquire such Pledged Securities for their own account, for investment and not with a view to the distribution or resale thereof. The Pledgor acknowledges that any such private sales may be at prices and on terms less favorable than those obtainable through a public sale without such restrictions (including, without limitation, a public offering made pursuant to a registration statement under the Securities Act), and, notwithstanding such circumstances, the Pledgor agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner and that the Lender shall have no obligation to engage in public sales and no obligation to delay the sale of any of the Pledged Securities for the period of time necessary to permit the issuer thereof to register such sale under the Securities Act or under applicable state securities laws, even if the Pledgor would agree to do so.
(c)If the Lender determines to exercise its right to sell any or all of the Pledged Securities, upon written request, the Pledgor from time to time shall, and shall cause each issuer of the Pledged Securities to be sold hereunder to, furnish to the Lender all such information as the Lender may request in order to determine the number of shares and other instruments included in the Pledged Securities that may be sold by the Lender as exempt transactions under the Securities Act and the rules of the Securities and Exchange Commission thereunder, as the same are from time to time in effect.
9.Application of Proceeds. The proceeds of the sale of Pledged Securities sold pursuant to Section 8, and the proceeds of the exercise of any of the Lender’s other remedies hereunder, shall be applied by the Lender as follows:
First: To the payment of all costs and expenses incurred by the Lender in connection with any such sale, including, but not limited to, all court costs and the reasonable fees and expenses of counsel for the Lender in connection therewith, and
Second: To the payment in full of the Obligations, in such order of priority as the Lender shall determine, in its sole discretion, and

USA.604571285.5/HRB

Third: The excess, if any, shall be paid to the Pledgor or any other person lawfully thereunto entitled.
At the Pledgor’s request, the Lender shall provide calculations, in commercially reasonable form, setting forth the allocation of proceeds in accordance with this Section 9.
10.Reimbursement of the Lender. The Pledgor agrees to reimburse the Lender, upon demand, for all expenses, including without limitation reasonable attorney’s fees, incurred by it in connection with the administration and enforcement of this Agreement, and agrees to indemnify the Lender and hold it harmless from and against any and all liability incurred by it hereunder or in connection herewith, unless such liability shall be due to willful misconduct or gross negligence on the part of the Lender.
11.No Waiver. No failure on the part of the Lender to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy by the Lender preclude any other or further exercise thereof or the exercise of any other right, power or remedy. All remedies are cumulative and are not exclusive of any other remedies provided by law.
12.Limitation of Liability. The powers conferred on the Lender hereunder are solely to protect its interests in the Pledged Securities, and shall not impose any duty upon the Lender to exercise any such powers. Except for the exercise of reasonable care in the custody and preservation of the certificates or other instruments representing Pledged Securities in its possession and the accounting for monies actually received by it hereunder, the Lender shall have no duty as to any Pledged Securities. Without limiting the generality of the foregoing, the Lender shall have no responsibility for (a) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relating to any Pledged Securities, regardless of whether the Lender has or is deemed to have knowledge of such matters, (b) taking any necessary steps (other than steps in accordance with the standard of care set forth above to maintain possession of the certificates or other instruments representing Pledged Securities in its possession) to preserve rights against any parties with respect to the Pledged Securities, (c) taking any necessary steps to collect or realize upon any of the Obligations or any of the Pledged Securities, or (d) initiating any action to protect the Pledged Securities against the possibility of a decline in market value. The Lender shall be deemed to have exercised reasonable care in the custody and preservation of the certificates or other instruments representing Pledged Securities in its possession if such items are accorded treatment substantially equal to that which the Lender accords its own property consisting of negotiable securities.
13.Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Agreement by signing any such counterpart.
14.Binding Agreement. This Agreement and the terms, covenants and conditions hereof shall be binding upon and inure to the benefit of the parties hereto and to all holders of indebtedness secured hereby and their respective successors and assigns.
15.Further Assurances. The Pledgor agrees to do such further acts and things, and to execute and deliver such additional conveyances, assignments, agreements and instruments (including but not limited to the execution and delivery and filing of Uniform Commercial Code financing statements with respect to the security interests of this Agreement), as the Lender at any time may request in connection with the administration and enforcement of this Agreement or relative to the Pledged Securities or any part thereof or in order to assure and confirm unto the Lender its rights and remedies hereunder.
16.Severability. If any provision of this Agreement or the application thereof to any person or circumstance shall be invalid or unenforceable to any extent, the remainder

USA.604571285.5/HRB

of this Agreement or the application of such provision to other persons or circumstances shall not be affected thereby and shall be enforceable to the greatest extent permitted by law.
17.Miscellaneous.
(a)THE VALIDITY, CONSTRUCTION AND ENFORCEABILITY OF THIS AGREEMENT SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF MISSOURI, WITHOUT GIVING EFFECT TO CONFLICT OF LAWS PRINCIPLES THEREOF.
(b)Neither this Agreement nor any provision hereof may be altered, amended, modified or changed, nor may any of the Pledged Securities be released, except by an instrument in writing signed by the party against whom enforcement of such alteration, amendment, modification, change or release is sought.
(c)The captions or headings herein and any table of contents hereto are for convenience only and in no way define, limit or describe the scope or intent of any provision of this Agreement.
(d)Any reference herein to any instrument, document or agreement, by whatever terminology used, shall be deemed to include any and all past, present or future amendments, restatements, modifications, supplements, extensions, renewals or replacements thereof, as the context may require.
(e)All references herein to the preamble, the recitals or sections, paragraphs, subparagraphs, schedules or exhibits are to the preamble, recitals, sections, paragraphs, subparagraphs, schedules and exhibits of or to this Agreement unless otherwise specified. The words “hereof”, “herein” and “hereunder” and words of similar import, when used in this Agreement, refer to this Agreement as a whole and not to any particular provision of this Agreement.
(f)When used herein, (1) the singular shall include the plural, and vice versa, and the use of the masculine, feminine or neuter gender shall include all other genders, as appropriate, (2) “include”, “includes” and “including” shall be deemed to be followed by “without limitation” regardless of whether such words or words of like import in fact follow same, and (3) unless the context clearly indicates otherwise, the disjunctive “or” shall include the conjunctive “and”.
(g)Any reference herein to any law shall be a reference to such law as in effect from time to time and shall include any rules and regulations promulgated or published thereunder and published interpretations thereof.
[The balance of this page is intentionally left blank.]

USA.604571285.5/HRB

IN WITNESS WHEREOF, the Pledgor and the Lender have executed this Agreement, or have caused this Agreement to be duly executed by a duly authorized officer, all as of the day first above written.
PLEDGOR:

FIRST FINANCIAL BANCORP.
By: /s/ Jamie Anderson
Name: Jamie Anderson
Title: Chief Financial Officer
LENDER:

STIFEL BANK & TRUST
By: /s/ George W. Kriegshauser
Name: George W. Kriegshauser
Title: Vice President
The undersigned Bank executes this Pledge and Security Agreement for the sole purpose of acknowledging the pledge of the Pledged Securities.
BANK:

FIRST FINANCIAL BANK
By: /s/ James Anderson
Name:     James Anderson
Title: CFO

Signature Page to Pledge and Security Agreement

SCHEDULE A
Pledged Securities

Issuer	No. of Shares	Class	Certificate Nos.

First Financial Bank	1,259,333	Common, $8.00 par value	5426

USA.604571285.5/HRB